SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 30, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                      52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                   21703
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Address of principal executive offices              (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
    (99)                                    Collateral  Term Sheets  prepared by
                                            Norwest Asset Securities Corporation
                                            in  connection  with  Norwest  Asset
                                            Securities   Corporation,   Mortgage
                                            Pass-Through  Certificates,   Series
                                            1998-22

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST ASSET SECURITIES CORPORATION


July 30, 1998

                                       By:       /s/ B. David Bialzak
                                          -------------------------------
                                                     B. David Bialzak
                                                     Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                   Electronic (E)
-----------                         -----------                   --------------
    (99)                            Collateral Term Sheets              E
                                    prepared by Norwest
                                    Asset Securities
                                    Corporation in connection
                                    with Norwest Asset
                                    Securities Corporation, Mortgage
                                    Pass-Through Certificates, Series 1998-22